                                                                    EXHIBIT 99.1

                                 LIST OF DEBTORS


                                                              JURISDICTION OF
         DEBTOR NAME                                      ORGANIZATION/FORMATION
Washington Group International, Inc.                             Delaware

Asia Badger, Inc.                                                Delaware

Badger America, Inc.                                             Delaware

Badger Energy, Inc.                                              Delaware

Badger Middle East, Inc.                                         Delaware

Catalytic Industrial Maintenance Co., Inc.                       Delaware

CF Environmental Corporation                                  Massachusetts

Cia. Internacional de Ingenieria, S.A.                            Nevada

Ebasco International Corporation                                 Delaware

Emkay Capital Investments, Inc.                                   Nevada

Energy Overseas International Inc.                               Delaware

Gulf Design Corporation, Inc.                                    Florida

Harbert-Yeargin Inc.                                             Delaware

HCC Holding, Inc.                                               California

Industrial Constructors Corp.                                    Montana

Jackson & Moreland International, Inc.                        Massachusetts

McBride-Ratcliff & Associates, Inc.                               Texas

MK Aviation Services, Inc.                                        Nevada

MK Capital Company                                                Nevada

MK Construction, Inc.                                             Nevada

MK Nevada LLC                                                     Nevada

MK Train Control, Inc.                                            Nevada

MK-Ferguson Engineering Company                                  Michigan

MK-Ferguson of Idaho Company                                      Idaho

MK-Ferguson of Oak Ridge Company                                Tennessee

                                                         EXHIBIT 99.1 - PAGE TWO

                                                              JURISDICTION OF
         DEBTOR NAME                                      ORGANIZATION/FORMATION
Morrison Knudsen Corporation of Viet Nam                          Nevada

Morrison Knudsen Leasing Corporation                              Nevada

Morrison-Knudsen Company, Inc.                                   Delaware

Morrison-Knudsen Engineers, Inc.                                  Nevada

Morrison-Knudsen Services, Inc.                                   Nevada

National Projects, Inc.                                           Nevada

National Projects Southwest, Inc.                                Delaware

Pomeroy Corporation                                             California

Raytheon Architects, Ltd.                                        Colorado

Raytheon Constructors International, Inc.                        Delaware

Raytheon Engineering Quality Services Corporation                Delaware

Raytheon Engineers & Constructors (Aruba) Ltd.                   Delaware

Raytheon Engineers & Constructors (Ireland) Ltd.                 Delaware

Raytheon Engineers & Constructors (Panama) Ltd.                  Delaware

Raytheon Engineers & Constructors (Russia) Ltd.               Massachusetts

Raytheon Engineers & Constructors (Trinidad & Tobago) Ltd.       Delaware

Raytheon Engineers & Constructors Latin America, Inc.            Delaware

Raytheon Engineers & Constructors Middle East Ltd.               Colorado

Raytheon Engineers & Constructors Midwest Inc.                   Delaware

Raytheon Engineers & Constructors Midwest LLC                      Ohio

Raytheon Nuclear Inc.                                            Delaware

Raytheon Quality Inspection Company                              Delaware

Raytheon-Ebasco Indonesia Ltd.                                   Delaware

Raytheon-Ebasco Overseas Ltd.                                    Delaware

Raytheon-Ebasco Pakistan Ltd.                                    Delaware

Rust Constructors, Inc.                                          Delaware

Rust Constructors Puerto Rico, Inc.                               Nevada

Specialty Technical Services, Inc.                             Pennsylvania


                                                       EXHIBIT 99.1 - PAGE THREE

                                                              JURISDICTION OF
         DEBTOR NAME                                      ORGANIZATION/FORMATION
Stearns Catalytic Corporation                                    Delaware

United Engineers Far East Ltd.                                   Delaware

United Engineers International, Inc.                           Pennsylvania

United Mid-East, Inc.                                            Delaware

Washington Architects LLC                                        Delaware

Washington-Catalytic Inc.                                        Delaware

Washington Construction Corporation                              Montana

Washington Contractors Group, Inc.                               Montana

Washington Demilitarization Company                              Delaware

Washington Electrical, Inc.                                       Nevada

Washington Group International, Inc.                               Ohio

Washington Infrastructure Services, Inc.                         Colorado

Washington International, Inc.                                    Nevada

Washington International, LLC                                    Delaware

Washington Ohio Services LLC                                      Nevada

Washington Quality Programs Company                              Delaware

WCG Holdings, Inc.                                               Montana

WCG Leasing, Inc.                                                Montana

Yampa Mining Co.                                                  Nevada
